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                                                                     EXHIBIT 23

                      CONSENT OF INDEPENDENT ACCOUNTANTS

  We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-98314, 33-98316, 33-98318, 33-98320, 33-99464,
33-99466, 33-99470, 333-04008) of PSINet Inc. of our report dated February 6, 1998, except as to the first three paragraphs of Note 11, which are as of February 25, 1998 appearing on page 45 of this Form 10-K.

Price Waterhouse LLP

March 19, 1998
Washington, D.C.